Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

6. Income Taxes

        The Company's effective income tax benefit rate for continuing operations for the nine months ended September 30, 2015 and 2014 was 36% and 22%, respectively. The difference between income taxes computed at the federal statutory rate of 35% and reported income taxes from continuing operations for the nine months ended September 30, 2015 was primarily due to recording additional valuation allowance against certain deferred tax assets, as well as mix of income in the states in which the Company operates. The difference between income taxes computed at the federal statutory rate of 34% and reported income taxes from continuing operations for the nine months ended September 30, 2014 was primarily due to a permanent difference from an employee stock option plan and the effect of recording additional valuation allowance against certain deferred tax assets.

Income Taxes
The components of the provision for income taxes from continuing operations are comprised of the following for the years ended December 31:

	2014	2013	2012
Current
Federal	$0.2	$—	$—
State	2.7	2.4	1.4
	2.9	2.4	1.4
Deferred
Federal	(83.2)	(39.4)	(18.4)
State	(0.3)	(8.4)	3.5
	(83.5)	(47.8)	(14.9)
Benefit for income taxes	$(80.6)	$(45.4)	$(13.5)

The Company accounts for income taxes in accordance with current guidance. For the years ended December 31, 2014, 2013 and 2012, respectively, the federal statutory rate in effect was 35%, 34% and 34%, respectively. A reconciliation between the provision for income taxes and the expected tax provision for continuing operations using the federal statutory in effect for the years ended December 31 as follows:

	2014	2013	2012
Amount computed using statutory rates	$(34.3)	$(47.6)	$(40.3)
State income taxes, net of Federal benefit	(1.3)	(2.4)	(5.8)
Tax rate adjustment	6.6	0.1	8.8
Other	(0.2)	1.1	3.6
Transaction costs	—	—	4.0
Valuation allowance	(51.4)	3.4	16.2
Benefit for income taxes	$(80.6)	$(45.4)	$(13.5)

The Company’s deferred tax assets and liabilities from continuing operations relate to the following sources and differences between financial accounting and the tax basis of the Company’s assets and liabilities at December 31:

	2014	2013
Deferred tax assets
Allowance for doubtful accounts	$2.0	$2.7
Insurance reserve	17.5	12.4
Net operating loss	178.3	178.1
Capital loss carryforward	69.1	67.2
Accrued bonus and vacation	7.7	8.0
Stock compensation	1.8	3.5
Other comprehensive income	0.6	—
Tax credits	6.9	6.8
Other	21.1	8.7
Total deferred tax assets	305.0	287.4
Valuation allowance	(96.1)	(141.6)
Deferred tax assets less valuation allowance	208.9	145.8
Deferred tax liabilities
Fixed asset basis	(117.8)	(120.3)
Intangible basis	(127.2)	(126.7)
Landfill and environmental remediation liabilities	(113.8)	(136.4)
Other	(5.4)	(2.8)
Deferred tax liabilities	(364.2)	(386.2)
Net deferred tax liability	$(155.3)	$(240.4)

The amounts recorded as deferred tax assets as of December 31, 2014 and 2013 represent the amounts of tax benefits of existing deductible temporary differences or net operating and capital losses carryforwards (“NOLs”). Realization of deferred tax assets is dependent upon the generation of sufficient taxable income prior to expiration of any loss carryforwards. A valuation allowance has been recorded against deferred tax assets as of December 31, 2014 in the amount of $96.1. The valuation allowance for the year ended December 31, 2013 was $141.6. We have established valuation allowances for uncertainties in realizing the benefit of certain tax loss and credit carryforwards. While we expect to realize the deferred tax assets, net of the valuation allowances, changes in estimates of future taxable income or in tax laws may alter this expectation.
The Company had available federal NOL carryforwards from continuing operations of approximately $432.5 and $408.3 at December 31, 2014 and 2013 respectively. The Company’s federal net operating losses have expiration dates beginning in the year 2016 through 2033 if not utilized against taxable income. The capital losses of $182.9 expire in 2018, if not previously utilized against capital gains. The 2014 federal NOL amount is reflecting 2013 return to provision adjustments and a projected current tax benefit use for 2014 of $6.4.
In 2014, the Company recognized a decrease in valuation allowance of $51.4, which was primarily related to the completion of a legal entity restructuring that was undertaken in order to drive administrative and legal efficiencies. As a result of the operational restructuring, during the fourth quarter the Company was able to project and support our ability to utilize certain federal net operating losses that were previously limited under the Seperate Return Limitation Year ("SRLY") tax rules.
The Company has grown through a series of acquisitions and mergers and has had change of control events that resulted in limitations on the utilization of NOLs pursuant to Section 382 of the Internal Revenue Code (“IRC”).
Approximately $185.9 of the NOLs from continuing operations are limited under the SRLY rules of the IRC. These NOLs are only available to be utilized against taxable income of the HWStar Waste Holdings, Corp. and subsidiaries thereof, a wholly-owned subsidiary of the Company. At this time, the Company expects to utilize these NOLs, as a result of the operational restructuring discussed above.
A predecessor of the Company had a transaction on June 2, 2002 that was treated as a reorganization. As such, the Company may be precluded from utilizing all or a portion of its federal and state NOLs originating prior to the ownership change. The Company estimates that it is subject to an annual limitation of approximately $3.5 on NOLs of approximately $123.6 originating prior to June 28, 2002. The predecessor had a subsequent change of control on November 1, 2005. As such, NOLs of $4.8 originating after June 28, 2002 through November 1, 2005 are subject to an annual limitation of $4.2.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for 2014, 2013 and 2012 is as follows:

	2014	2013	2012
Balance at January 1,	$6.2	$6.2	$—
Additions based on tax positions of prior years	—	—	6.2
Balance at December 31,	$6.2	$6.2	$6.2

These liabilities are included as a component of other liabilities in the Company’s consolidated balance sheet. The Company does not anticipate that settlement of the liabilities will require payment of cash within the next 12 months. As of December 31, 2014, $0.7 of net unrecognized tax benefit, if recognized in future periods, would impact the Company’s effective rate.
The Company recognizes interest expense related to unrecognized tax benefits in tax expense. During the tax years ended December 31, 2014, 2013 and 2012, respectively, the Company recognized approximately $0.2 of such interest expense as a component of our “Provision for Income Taxes” in each of the years.
The Company had approximately $2.0 and $1.8 of accrued interest and $0.3 and $0.3 of accrued penalties in the Company’s balance sheet as of December 31, 2014 and 2013, respectively. .

The Company and its subsidiaries are subject to income tax in the United States at the federal, state and local jurisdictional levels. The Company is currently under federal audit for the 2012 tax year. The Company has open tax years dating back to 1998. There were no settlements of state audits during 2014. Prior to the acquisition, Veolia ES Solid Waste division was part of a consolidated group and is still subject to IRS and state examinations dating back to 2004. Pursuant to the terms of the acquisition of Veolia ES Solid Waste, Inc., the Company is entitled to certain indemnifications for Veolia ES Solid Waste Division's pre-acquisition tax liabilities. During 2014, there were no changes in federal or state law that would result in a material impact of the financial statement or future cash flows.